UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2025

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On March 7, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of Solid Power, Inc. (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

The reports of EY on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2023 and during the subsequent interim period through March 7, 2025, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in connection with its reports, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter provided by EY, dated March 12, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On March 7, 2025, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025. During the fiscal years ended December 31, 2024 and 2023 and during the subsequent interim period through March 7, 2025, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

See the Exhibit index below, which is incorporated herein by reference.

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP, dated March 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 12, 2025
SOLID POWER, INC.

	By:	/s/ James Liebscher
Name: James Liebscher
Title: Chief Legal Officer and Secretary